VIA EDGAR

September 1, 2026

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, DC 20549

Re:	Separate Account B of Pacific Life Insurance Company
File No. 811-07859

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “1940 Act”), the above referenced separate account, a unit investment trust registered under the 1940 Act, has sent to its contract owners, the semi-annual reports dated June 30, 2026, for the underlying management investment companies listed in the table below. This filing constitutes the filing of those reports as required by Rule 30b2-1(b) under the 1940 Act and are listed below.

Investment Company	1940 Act Registration No.	CIK No.
American Funds Insurance Series	811-03857	0000729528
Fidelity Variable Insurance Products Funds	811-05361	0000823535
Pacific Select Fund	811-05141	0000813900

Sincerely,

/s/ Dionne Sutton
Dionne Sutton
Senior Counsel
Pacific Life Insurance Company